PRUDENTIAL'S MEDLEY PROGRAM
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 10

                        Supplement, Dated August 11, 2000
                                       To
                          Prospectus, Dated May 1, 2000

     At a recent meeting of the Committee (the "Committee") of The Prudential Variable Contract Account - 10 (the "Account"), the Committee endorsed a proposal made by Prudential Investments management to transfer responsibility for the equity management of various Prudential mutual funds, including the Account, from The Prudential Investment Corporation ("PIC") to Jennison Associates LLC ("Jennison"). PIC and Jennison are both affiliated companies of The Prudential Insurance Company of America ("Prudential"). This change is part of a reorganization of the equity asset management business within Prudential.

     Prudential Investments will implement this initiative in stages throughout the remainder of 2000. Jennison will assume responsibility for advising the Account on or before December 31, 2000.